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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2000


                        ENCHIRA BIOTECHNOLOGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-21130                04-3078857
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                           4200 RESEARCH FOREST DRIVE
                           THE WOODLANDS, TEXAS 77381
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 364-6100
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


                          Energy BioSystems Corporation
                                  (Former name)

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ITEM 5. OTHER EVENTS

         On June 8, 2000, Enchira Biotechnology Corporation (the "Company") issued a press release announcing that its stockholders had approved the Company's name change from Energy BioSystems Corporation to Enchira Biotechnology Corporation and filed a Certificate of Amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation to effect such name change on June 9, 2000.

         The Amendment and the press release are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 3.1       --       Certificate of Amendment to the
Amended and Restated Certificate of Incorporation

         Exhibit 99.1      --       Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENCHIRA BIOTECHNOLOGY CORPORATION

Date: June 22, 2000

                                   By:      /s/ Paul G. Brown, III
                                      ----------------------------------------
                                            Paul G. Brown, III
                                            Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer